UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2010
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-31312	22-3461740

(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On November 19, 2010, Medco Health Solutions, Inc. (the “Company”) will hold its 2010 Analyst Day conference. As previously announced by the Company through a press release issued on November 11, 2010, the Company is also hosting a live webcast of its Analyst Day conference in listen-only mode today beginning at 8:00 am EST. Listeners may log on to the webcast on the Company’s investor relations website at www.medcohealth.com/investor.
A copy of the presentation related to the conference is attached as Exhibit 99.1 hereto and is incorporated into this Current Report on Form 8-K (this “Current Report”) by reference solely for purposes of this Item 7.01 disclosure. These materials are also available on the Company’s investor relations website at www.medcohealth.com/investor.
The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Cautionary Language Concerning Forward-Looking Statements
This Current Report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management (“PBM”) and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Forward-looking statements in the attached presentation includes, without limitation, the financial and operational information reflected in Medco’s guidance for 2010 and 2011 as well as Medco’s estimates for the years 2012 and beyond, which estimates do not constitute guidance or projections and should not be relied on as an estimate or forecast of future performance. Medco’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including those set forth below:
•	Competition in the PBM, specialty pharmacy and the broader healthcare industry is intense and could impair our ability to attract and retain clients;

•	Failure to retain key clients and their members, either as a result of economic conditions, increased competition or other factors, could result in significantly decreased revenues, harm to our reputation and decreased profitability;
•	Government efforts to reduce healthcare costs and alter healthcare financing practices could lead to a decreased demand for our services or to reduced profitability;
•	Failure in continued execution of our retiree strategy, including the potential loss of Medicare Part D-eligible members, could adversely impact our business and financial results;
•	If we fail to comply with complex and evolving laws and regulations domestically and internationally, we could suffer penalties, be required to pay substantial damages and/or make significant changes to our operations;
•	If we do not continue to earn and retain purchase discounts, rebates and service fees from manufacturers at current levels, our gross margins may decline;
•	From time to time we engage in transactions to acquire other companies or businesses and if we are unable to effectively integrate acquired businesses into ours, our operating results may be adversely affected. Even if we are successful, the integration of these businesses has required, and will likely continue to require, significant resources and management attention;
•	New legislative or regulatory initiatives that restrict or prohibit the PBM industry’s ability to use patient identifiable information could limit our ability to use information critical to the operation of our business;
•	Our Specialty Pharmacy business is highly dependent on our relationships with a limited number of suppliers and the loss of any of these relationships, or limitations on our ability to provide services to these suppliers, could significantly impact our ability to sustain and/or improve our financial performance;
•	Our ability to grow our Specialty Pharmacy business could be limited if we do not expand our existing base of drugs or if we lose patients;
•	Our Specialty Pharmacy business, certain revenues from diabetes testing supplies and our Medicare Part D offerings expose us to increased credit risk. Additionally, current economic conditions may expose us to increased credit risk;
•	Changes in reimbursement, including reimbursement for durable medical equipment, could negatively affect our revenues and profits;
•	Prescription volumes may decline, and our net revenues and profitability may be negatively impacted, if the safety risk profiles of drugs increase or if drugs are withdrawn from the market, including as a result of manufacturing issues, or if prescription drugs transition to over-the-counter products;
•	PBMs could be subject to claims under ERISA if they are found to be a fiduciary of a health benefit plan governed by ERISA;
•	Pending litigation could adversely impact our business practices and have a material adverse effect on our business, financial condition, liquidity and operating results;
•	Changes in industry pricing benchmarks could adversely affect our financial performance;
•	We are subject to a corporate integrity agreement and noncompliance may impede our ability to conduct business with the federal government;
•	The terms and covenants relating to our existing indebtedness could adversely impact our financial performance and liquidity;

•	We may be subject to liability claims for damages and other expenses not covered by insurance;
•	The success of our business depends on maintaining a well-secured pharmacy operation and technology infrastructure. Additionally, significant disruptions to our infrastructure or any of our facilities due to failure to execute security measures or failure to execute business continuity plans in the event of an epidemic or pandemic or some other catastrophic event could adversely impact our business;
•	We may be required to record a material non-cash charge to income if our recorded intangible assets or goodwill are impaired, or if we shorten intangible asset useful lives; and
•	Anti-takeover provisions of the Delaware General Corporation Law (“DGCL”), our certificate of incorporation and our bylaws could delay or deter a change in control and make it more difficult to remove incumbent officers and directors.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	2010 Analyst Day Slide Presentation dated November 19, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.
Date: November 19, 2010	By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and Senior Vice President, Pharmaceutical Strategies and Solutions

EXHIBIT INDEX

Exhibit No.	Description
99.1	2010 Analyst Day Slide Presentation dated November 19, 2010